Exhibit (10)(a)(2)

FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of September 18, 2002, among ALLTEL CORPORATION, a Delaware corporation (the "Company"), the BANKS (hereinafter defined), the CO-SYNDICATION AGENTS (hereinafter defined), and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined) for the Banks.

R E C I T A L S

A. The Company entered into the Amended and Restated Credit Agreement dated as of June 28, 2001 (the "Agreement"), with certain Banks (herein so called), certain Co-Syndication Agents (herein so called), and Bank of America, N.A., as Administrative Agent (herein so called) for the Banks, providing for revolving credit loans and competitive bid loans in the aggregate principal amount of up to $1,000,000,000. Unless otherwise indicated herein, all capitalized terms used herein shall have the meaning set forth in the Agreement and all Section references herein are to sections in the Agreement.

B. The Company has requested that the Agreement be amended to, among other things, restate the "Long Term Debt to Capitalization" covenant contained in Section 4.12 and delete the "Loss of Investment Grade" covenant contained in Section 5.5. The Banks have agreed to such modifications and otherwise to amend the Agreement as set forth herein.

In consideration of the foregoing and the mutual covenants contained herein, the Company, the Banks, the Co-Syndication Agents, and the Administrative Agent agree as follows:

1. Amendments.

  Section 4.12 is amended to read in its entirety as follows:

  4.12 Total Debt to Capitalization Ratio. Maintain at the end of each fiscal quarter of the Company, a ratio of Total Debt to Capitalization of less than .65 to 1.00.

  Section 5.5 is amended to read in its entirety as follows:

  5.5 [Intentionally deleted.]

  The following definition of "Attributable Indebtedness" is added to Section 9.1:

  "Attributable Indebtedness" shall mean, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

  The definition of "Capitalization" in Section 9.1 is amended to read in its entirety as follows:

  "Capitalization" shall mean, on any date, Total Debt plus Consolidated Net Worth.

  The definition of "Current Liabilities" in Section 9.1 is deleted in its entirety.

  The definition of "Debt" in Section 9.1 is amended to read in its entirety as follows:

  "Debt" shall mean, as to any Person at a particular time, all of the following:

  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements, or other similar instruments;

  (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds, and similar instruments;

  (c) net obligations of such Person under any Swap Contract in an amount equal to the Swap Termination Value payable by such Person;

  (d) all obligations of such Person to pay the deferred purchase price of property or services (other than accounts payable, and accrued liabilities, as each arise in the ordinary course of business);

  (e) indebtedness (excluding prepaid interest thereon) secured by a lien or security interest on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

  (f) capital leases and Synthetic Lease Obligations; and

  (g) all Guaranties of such Person in respect of any of the foregoing.

  For all purposes hereof, the Debt of any Person shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

  The definition of "Guaranty" or "Guaranties" in Section 9.1 is amended to read in its entirety as follows:

  "Guaranty" or "Guaranties" by any Person shall mean (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation of another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities, or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment of such Debt or other obligation, (iii) to maintain working capital, equity capital, or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any lien or security interest on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person; provided that the terms "Guaranty" and "Guaranties" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

  The definition of "Long Term Debt" in Section 9.1 is deleted in its entirety.

  The definition of "Short Term Debt" in Section 9.1 is deleted in its entirety.

  The following definition of "Swap Contract" is added to Section 9.1:

  "Swap Contract" shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

  The following definition of "Swap Termination Value" is added to Section 9.1:

  "Swap Termination Value" shall mean, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in the preceding clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

  The following definition of "Synthetic Lease Obligation" is added to Section 9.1:

  "Synthetic Lease Obligation" shall mean any synthetic lease, tax retention operating lease, off-balance sheet loan, or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified, for accounting purposes, as an operating lease, rather than a capital lease.

  The following definition of "Total Debt" is added to Section 9.1:

  "Total Debt" shall mean (without duplication) all Debt of the Company and its Subsidiaries on a consolidated basis, but excluding any Debt described in clause (c) of the definition of "Debt" in this §9.1.

  Paragraph 4 of Exhibit C to the Agreement is amended to read in its entirety as follows:

4. The Company is in compliance with the financial covenant contained in the Agreement as demonstrated herein below:

Total Debt to Capitalization Ratio (Sec. 4.12):     :1.00.

2. Representations. As a material inducement to the Banks and the Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Banks and the Administrative Agent that (a) the Company has all requisite corporate authority and power to execute, deliver, and perform its obligations under this Amendment, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no Governmental Approvals, and do not violate its certificate of incorporation or its bylaws, (b) upon execution and delivery by the Company, the Administrative Agent, and the Required Banks, this Amendment will constitute the legal and binding obligation of the Company, enforceable against it in accordance with this Amendment's terms, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally, and (c) no Default or Event of Default has occurred and is continuing.

3. Conditions Precedent to Effectiveness. This Amendment shall not become effective unless and until the Administrative Agent receives counterparts of this Amendment executed by the Company, the Required Banks, and the Administrative Agent.

4. Expenses. The Company shall pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

5. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment, the Agreement, as amended by this Amendment, and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (g) except as provided in this Amendment, the Agreement, the Notes, and the other Loan Documents are unchanged and are ratified and confirmed.

6. Parties. This Amendment binds and inures to the benefit of the Company, the Administrative Agent, the Banks and their respective successors and assigns, subject to Section 9.7.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.

[REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGES FOLLOW.]

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

ATTEST:			ALLTEL CORPORATION as the Company

By:	/s/ Scott Settelmyer		By:	/s/ Scott T. Ford
	Title:	Treasurer		Name:	Scott T. Ford
				Title:	Chief Executive Officer

[Corporate Seal]

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

KEYBANK NATIONAL ASSOCIATION, in its capacity as a Co-Syndication Agent and in its individual capacity as a Bank

By:	/s/ David J. Nechter
	Name:	David J. Nechter
	Title:	Vice President

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

JPMORGAN CHASE BANK, f/k/a THE CHASE MANHATTAN BANK, in its capacity as a Co- Syndication Agent and in its individual capacity as a Bank

By:	/s/ David M. Mallett
	Name:	David M. Mallett
	Title:	Vice President

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

WACHOVIA BANK, NATIONAL ASSOCIATION, f/k/a FIRST UNION NATIONAL BANK, in its individual capacity as a Bank

By:	/s/ C. Brand Hosford
	Name:	C. Brand Hosford
	Title:	Vice President

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

SUNTRUST BANK, in its individual capacity as a Bank

By:	/s/ Thomas C. King
	Name:	Thomas C. King
	Title:	Vice President

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

CITIBANK, N.A. in its capcaity as a Co-Syndication Agent and in its individual capacity as a Bank

By:	/s/ Charles S. Foster
	Name:	Charles S. Foster
	Title:	Managing Director

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

PNC BANK, NATIONAL ASSOCIATION, in its individual capacity as a Bank

By:	/s/ Bruce G. Shearer
	Name:	Bruce G. Shearer
	Title:	Vice President

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

MELLON BANK, N.A., in its individual capacity as a Bank

By:	/s/ Raghunatha Reddy
	Name:	Raghunatha Reddy
	Title:	Lending Officer

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

BANK ONE, NA, in its individual capacity as a Bank

By:	/s/ Daniel E. Casey
	Name:	Daniel E. Casey
	Title:	Director

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

MERRILL LYNCH BANK USA, in its individual capacity as a Bank

By:	/s/ D. Kevin Imlay
	Name:	D. Kevin Imlay
	Title:	Senior Credit Officer

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

UNION BANK OF CALIFORNIA, N.A., in its individual capacity as a Bank

By:	/s/ James C. Opdyke
	Name:	James C. Opdyke
	Title:	Vice President

Signature Page to First Amendment
to Amended and Restated Credit Agreement

Signature Page to that certain First Amendment to Amended and Restated Credit Agreement dated as of September 18, 2002, among ALLTEL Corporation, certain Banks, certain Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent.

BANK OF AMERICA, N.A., in its capacity as Administrative Agent and in its individual capacity as a Bank

By:	/s/ Todd Shipley
	Name:	Todd Shipley
	Title:	Managing Director

Signature Page to First Amendment
to Amended and Restated Credit Agreement